Segment Information (Details)	12 Months Ended
Mar. 31, 2026 Segment
Segment Information [Abstract]
Description of CODM	The Company’s CODM has been identified as the chief executive officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Company. For purposes of internal reporting and management’s operating review, the Company’s chief executive officer does not segregate the Company’s business by service lines. Management has determined that the Company has one operating segment, which represents the Company’s consolidated operations. Accordingly, the Company has one reportable segment. The CODM assesses performance and decides how to allocate resources based on consolidated net income as reported on the consolidated statements of operations.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief executive officer
Number of operating segment	1
Number of reportable segment	1